                                                                   EXHIBIT 4.1



                            [LOGO of COMPANY NAME]
[LOGO] NUMBER                                                    [LOGO] SHARES
           INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
    CN
COMMON STOCK                                                 CUSIP 19074R 10 1
                                            SEE REVERSE FOR CERTAIN DEFINITIONS


THIS CERTIFIES THAT



is the owner of

    FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.001 PER
                        SHARE, OF COBALT NETWORKS, INC.



(the "Corporation"), a Delaware corporation. The Shares represented by this certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof, or by his duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Corporation's transfer agent and registrar.

       IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed by the facsimile signature of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.

Dated:

                     [LOGO OF COBALT NETWORKS, INC. SEAL]



/s/ Kenton D. Chow                                  /s/ Stephen W. Dewitt
-----------------------------------                -----------------------
CHIEF FINANCIAL OFFICER & SECRETARY                CHIEF EXECUTIVE OFFICER

                                                 COUNTERSIGNED AND REGISTERED:
                                                                BANKBOSTON, N.A.
                                                               TRANSFER AGENT
                                                                AND REGISTRAR
                                                   BY /s/ Win L. *
                                                      --------------------------
                                                         AUTHORIZED SIGNATURE




    A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares of stock of the Corporation, and upon the holders thereof as established by the Certificate of Incorporation or by any certificate of determination of preferences, and the number of shares constituting each class or series, and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Secretary of the Corporation at the principal office of the Corporation.


    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:



TEN COM - as tenants in common                         UNIF GIFT MIN ACT - _______Custodian_____________
                                                                             (Cust)             (Minor)
TEN ENT - as tenants by the entireties                                      under Uniform Gifts to Minors
                                                                            Act________________
 JT TEN  - as joint tenants with right                                            (State)
          of survivorship and not as tenants
          in common

    Additional abbreviations may also be used though not in the above list.

     For value received, _____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER TAXPAYER IDENTIFYING NUMBER OF ASSIGNEE

-----------------

-----------------

__________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

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--------------------------------------------------------------------shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________________________________________________Attorney
to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated_______________________________



                  ______________________________________________________________
          Notice: The signature to this assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatever.